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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 21, 2004

Modena 3, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50495	98-0412433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

162 M Homestead Avenue, Manchester, Connecticut 06040	06040
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (860) 805-0701

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (6-04)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

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Item 5.01  Changes in Control of Registrant

On October 21, 2004, Mr. Christopher Penner, the Company's sole officer and a member of the Board of Directors since April 30, 2004, tendered his resignation as the sole member of the Board of Directors and as the sole officer of the Company.  Mr. Penner resigned his positions with the Company due to his inability to continue to dedicate sufficient time to the Company's due to personal and other professional commitments. Concurrent with his resignation as an officer and director of the Company, Mr. Penner transferred all 100,000 shares in the Company to Mr. Abraham Pierce for monetary consideration and in consideration for Mr. Pierce accepting appointment to the positions of President, Chief Executive Officer, and Chief Financial Officer and as a member of the Board of Directors of the Company. These shares represent one hundred (100%) of the issued and outstanding stock of the Company.

Mr. Abraham Pierce is a freelance computer consultant and multimedia designer in the Greater Hartford, CT area.  Mr. Pierce began his consultancy in November 2000.  His clients have included the University of Hartford, the New England Laborers Training Academy, and Phoenix Investment Partners. Mr. Pierce has more than four years of experience as a computer trainer.  He also holds a BFA from the University of Hartford with double majors in photography and printmaking.

The following table sets forth information regarding the beneficial ownership of the shares of the Common Stock on October 21, 2004, by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding shares of Common Stock, (ii) each director of the Company, (iii) the executive officers of the Company, and (iv) by all directors and executive officers of the Company as a group, prior to and upon completion of this Offering. Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at the address of the Company.

TITLE OF CLASS	NAME OF BENEFICIAL OWNER	SHARES OF COMMON STOCK	PERCENT OF CLASS
5% STOCKHOLDERS

Common Stock	Abraham Pierce	100,000	100.00%

DIRECTORS AND NAMED EXECUTIVE OFFICERS		100,000	100.00%

Common Stock	Abraham Pierce President, CEO, CFO and Director	100,000	100.00%

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

MODENA 3, INC.

/s/ Abraham Pierce

_______________________________

Abraham Pierce, President and CEO

Date:  February 15, 2005